UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2018
Barings CORPORATE INVESTORS 2018 Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website http://www.barings.com/MCI, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

BARINGS CORPORATE INVESTORS
Barings Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

INVESTMENT OBJECTIVE & POLICY
The Trust's investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report, you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 24, 2019 at 1:00 P.M. in Charlotte, North Carolina.
PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC ("Barings"). A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.barings.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2018 is available (1) on the Trust's website at http://www.barings.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.barings.com/mci or upon request by calling, toll-free, 1-866-399-1516.

LEGAL MATTERS
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create and shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

BARINGS CORPORATE INVESTORS
c / o Barings LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.barings.com/mci

ADVISER
Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02111

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

2018 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/18*

PORTFOLIO COMPOSITION AS OF 12/31/17*

*	Based on market value of total investments

Barings Corporate Investors

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

*
Data for Barings Corporate Investors (the "Trust") represents returns based on the change in the Trust's net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value of its shares outstanding (See page 12 for total investment return based on market value). Past performance is no guarantee of future results.

**	The Credit Suisse Leveraged Loan Index was added for 2018 to represent the Trust's portfolio composition which now includes a material amount of floating rate securities.

2018 Annual Report

TO OUR SHAREHOLDERS
I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2018.
PORTFOLIO PERFORMANCE
The Trust's net total portfolio rate of return for 2018 was 3.2%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $291,237,445 or $14.50 per share, as of December 31, 2018. This compares to $303,527,308 or $15.22 per share, as of December 31, 2017. The Trust paid a quarterly dividend of $0.30 per share for each of the four quarters of 2018, for a total annual dividend of $1.20 per share. In 2017, the Trust also paid four quarterly dividends of $0.30 per share, for a total annual dividend of $1.20 per share. Net taxable investment income for 2018 was $1.22 per share, including approximately $0.04 per share of non-recurring income, compared to 2017 net taxable investment income of $1.20 per share, which included approximately $0.10 per share of non-recurring income.

The Trust's stock price decreased 3.7% during 2018, from $15.26 as of December 31, 2017 to $14.70 as of December 31, 2018. The Trust's stock price of $14.70 as of December 31, 2018 equates to a 1.4% premium over the December 31, 2018 net asset value per share of $14.50. The Trust's average quarter-end premium for the 3-, 5-, 10- and 25-year periods ended December 31, 2018 was 6.1%, 7.1%, 11.4%, and 7.0%, respectively.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions at net asset value. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods and the Credit Suisse Leveraged Loan Index for the 1-year period ended December 31, 2018 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	Russell 2000 Index	Credit Suisse Leveraged Loan Index

1 Year	3.17%	-2.08%	-11.01%	1.14%

3 Years	9.55%	7.23%	7.36%

5 Years	9.70%	3.83%	4.41%

10 Years	12.23%	11.12%	11.97%

25 Years	12.70%	6.95%	8.28%
Past performance is no guarantee of future results
PORTFOLIO ACTIVITY
The Trust had a very active fourth quarter, closing on 15 new private placement investments and four add-on investments in existing portfolio companies representing $50,140,201 of invested capital. For the year, the Trust closed 33 new private placement investments, and 16 add-on investments in existing portfolio companies. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2018 was $115,711,550, which was significantly higher than the $51,668,350 of new private placement investments made by the Trust in 2017, and the highest annual dollar volume since inception.

Barings Corporate Investors

Throughout 2018, the Trust's level of new investment activity benefited from several factors: the expansion of the Trust's target investment criteria; expansion of Barings' (the Trust's investment advisor) private debt platform; and overall activity within the private debt market. These favorable items were partially offset by the continuance of hyper-competitive and aggressive market conditions. While overall middle market sponsored private debt investment activity increased slightly (3%) in 2018, volume in the second half of the year was 26% lower than that of the first half of the year (source: Thomson Reuters Middle Market Weekly 2018 Sponsored Review, January 11, 2019). Competition for new investment opportunities remained intense due to the amount of fresh capital that continues to flow into the private debt and private equity markets. As a result, companies continued to be pursued aggressively by both buyers and lenders, causing high purchase price multiples and leverage levels to continue to be prevalent in the market. In 2018, average purchase price multiples for middle market companies remained relatively unchanged, but at a level of approximately 10.5 times EBITDA plus-or-minus depending on the amount of a company's EBITDA (S&P Global LCD M&A Stats, December 31, 2018). While average purchase price multiples remained relatively flat, average debt multiples increased modestly in 2018 to 6.2x total leverage and 6.0x senior leverage, the highest levels for each since 2003 (Thomson Reuters Middle Market Weekly 2018 Sponsored Review, January 11, 2019).
In addition to working on new investment activity, we continue to maintain our focus on managing and maintaining the quality of the portfolio. As such, the credit quality of the Trust's existing portfolio remained stable throughout the year. We believe the number of companies on our watch list or in default continues to remain at an acceptable level.
We had 22 companies exit from the Trust's portfolio during 2018. This level of exit activity remains relatively high for the Trust's portfolio from an overall historical perspective, but is comparable to realization levels since 2014, which have ranged from 18-32 exits annually. In 19 of these exits, the Trust realized a positive return on its investment. In our view, the relatively high realization activity in recent years is yet another indicator of how active and aggressive the middle market M&A and debt markets have been, and continue to be.
During 2018, the Trust had eight portfolio companies fully or partially pre-pay their debt obligations, with two of these transactions resulting in dividend payments to the Trust as a result of its equity holdings in those companies. These prepayment transactions are generally driven by performing companies seeking to take advantage of lower interest rates and the abundant availability of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income. The level of refinancing activity the portfolio has experienced has remained relatively stable since 2016.
OUTLOOK FOR 2019
As we enter 2019, we believe debt markets continue to look promising. Default rates remain at relatively low levels, there is plenty of both private equity and private debt capacity, which should continue to drive middle market M&A activity, and our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain aggressive. Regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings' seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

2018 Annual Report

The Trust maintained its $0.30 per share quarterly dividend in 2018 for a total annual dividend of $1.20 per share. As has been mentioned in prior reports, recurring investment income alone has generally not been sufficient to fully fund the current dividend rate and has been supplemented by non-recurring income. While recurring investment income continues to improve, it may not be sufficient to fully fund the current dividend rate in the future. Net investment income has generally been below the dividend rate since 2013 due principally to the considerable reduction in the number of higher yielding private debt securities resulting from prepayments and realizations in the portfolio, combined with generally lower investment returns available due to market and competitive dynamics in recent years and currently. As evidenced by the record level of investment activity the Trust experienced in 2018, we continued to make good progress in growing recurring investment income in 2018. Furthermore, the percentage of the portfolio in floating rate debt securities increased considerably in 2018 to 43% compared to 14% a year ago. All of the above said, we expect that the level of recurring investment income generated by the Trust in 2019 combined with the availability of earnings carry forwards and other non-recurring income will allow us to maintain the current dividend rate over the next several quarters. Over time, however, the Trust's dividend paying ability tends to be correlated with its recurring earnings capacity.
As always, I would like to thank you for your continued interest in and support of Barings Corporate Investors. I look forward to seeing you at the Trust's annual shareholder meeting in Charlotte, NC, on April 24, 2019.
Sincerely,

Robert M. Shettle
President

Barings Corporate Investors

2018 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/7/2018	0.3000	0.3000	—	—
Regular	8/6/2018	0.3000	0.3000	—	—
Regular	10/29/2018	0.3000	0.3000	—	—
Regular	12/31/2018	0.3000	0.3000	—	—
		1.2000	1.2000	0.0000	0.0000

The following table summarizes the tax effects of the retention of capital gains for 2018:

	Amount Per Share	Form 2439
2018 Gains Retained	0.1793	Line 1a
Long-Term Gains Retained	0.1793
Taxes Paid	0.0376	Line 2*
Basis Adjustment	0.1417	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

Annual Dividend	Qualified for Dividend Received Deduction***		Qualified Dividends****		Interest Earned on U.S. Gov't. Obligations
Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share
$ 1.20	0.4687%	0.0056	0.4687%	0.0056	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2018

BARINGS CORPORATE INVESTORS Financial Report

Consolidated Statement of Assets and Liabilities	8

Consolidated Statement of Operations	9

Consolidated Statement of Cash Flows	10

Consolidated Statements of Changes in Net Assets	11

Consolidated Selected Financial Highlights	12

Consolidated Schedule of Investments	13-41

Notes to Consolidated Financial Statements	42-49

Report of Independent Registered Public Accounting Firm	50

Interested Trustees	51-52

Independent Trustees	53-54

Officers of the Trust	55

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $271,131,720)	$263,207,746
Corporate restricted securities at market value
(Cost - $21,148,290)	18,497,659
Corporate public securities at market value
(Cost - $19,445,573)	18,990,241

Total investments (Cost - $311,725,583)	300,695,646

Cash	27,143,706
Interest receivable	2,435,410
Other assets	2,567

Total assets	330,277,329

Liabilities:
Note payable	30,000,000
Dividend payable	6,024,861
Tax payable	1,861,373
Investment advisory fee payable	910,117
Interest payable	135,317
Accrued expenses	108,216

Total liabilities	39,039,884

Commitments and Contingencies (See Note 8)

Total net assets	$291,237,445

Net Assets:
Common shares, par value $1.00 per share	$20,082,869
Additional paid-in capital	270,727,100
Total distributable earnings	427,476

Total net assets	$291,237,445

Common shares issued and outstanding (28,054,782 authorized)	20,082,869

Net asset value per share	$14.50

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2018

Investment Income:
Interest	$29,449,833
Dividends	740,715
Other	244,466

Total investment income	30,435,014

Expenses:
Investment advisory fees	3,762,377
Interest	1,059,000
Trustees' fees and expenses	360,000
Professional fees	305,206
Reports to shareholders	136,000
Custodian fees	24,600
Other	575,879

Total expenses	6,223,062

Investment income - net	24,211,952

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	7,832,311
Income tax expense	(2,457,015)

Net realized gain on investments after taxes	5,375,296

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(21,531,686)
Net (increase) decrease in deferred income tax expense	1,530,909

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(20,000,777)

Net loss on investments	(14,625,481)

Net increase in net assets resulting from operations	$9,586,471

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2018

Net increase in cash:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$3,922,785
Purchases of portfolio securities	(151,439,651)
Proceeds from disposition of portfolio securities	174,044,333
Interest, dividends and other income received	26,535,590
Interest expense paid	(1,059,000)
Operating expenses paid	(5,262,741)
Income taxes paid	(4,994,332)

Net cash provided by operating activities	41,746,984

Cash flows from financing activities:
Cash dividends paid from net investment income	(23,992,052)
Receipts for shares issued on reinvestment of dividends	2,158,620

Net cash used for financing activities	(21,833,432)

Net increase in cash	19,913,552
Cash - beginning of year	7,230,154

Cash - end of year	$27,143,706

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$9,586,471

Decrease in investments	35,803,506
Decrease in interest receivable	500,663
Decrease in other assets	23,249
Decrease in deferred tax liability	(1,530,909)
Decrease in investment advisory fee payable	(38,406)
Decrease in tax payable	(2,537,317)
Decrease in accrued expenses	(60,273)

Total adjustments to net assets from operations	32,160,513

Net cash provided by operating activities	$41,746,984

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2018 and 2017

	2018	2017
Increase in net assets:

Operations:
Investment income - net	$24,211,952	$25,253,347
Net realized gain on investments after taxes	5,375,296	5,710,317
Net change in unrealized (depreciation) / appreciation of investments after taxes	(20,000,777)	12,615,454

Net increase in net assets resulting from operations	9,586,471	43,579,118

Increase from common shares issued on reinvestment of dividends
Common shares issued (2018 - 143,005; 2017 - 149,457)	2,158,620	2,240,339

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2018 - $1.20 per share; 2017 - $1.20 per share)	(24,034,954)	(23,863,040)

Total (decrease) / increase in net assets	(12,289,863)	21,956,417

Net assets, beginning of year	303,527,308	281,570,891

Net assets, end of year (1)	$291,237,445	$303,527,308

(1)	Includes undistributed net investment income of $3,034,469 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2018	2017	2016	2015	2014
Net asset value:
Beginning of year	$15.22	$14.23	$14.03	$14.34	$13.85

Net investment income (a)	1.21	1.27	1.12	1.04	1.23
Net realized and unrealized gain (loss) on investments	(0.73)	0.92	0.26	(0.16)	0.45

Total from investment operations	0.48	2.19	1.38	0.88	1.68

Dividends from net investment income to common shareholders	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
(Decrease)/Increase from dividends reinvested	0.00	0.00	0.02	0.01	0.01

Total dividends	(1.20)	(1.20)	(1.18)	(1.19)	(1.19)

Net asset value: End of year	$14.50	$15.22	$14.23	$14.03	$14.34

Per share market value: End of year	$14.70	$15.26	$15.48	$17.25	$15.89

Total investment return
Net asset value (b)	3.17%	15.72%	10.13%	6.20%	13.78%
Market value (b)	4.54%	6.86%	(3.49% )	17.01%	16.53%

Net assets (in millions):
End of year	$291.24	$303.53	$281.57	$275.92	$280.13
Ratio of total expenses to average net assets (c)	2.87%	3.63%	2.92%	2.56%	3.66%
Ratio of operating expenses to average net assets	1.71%	1.59%	1.56%	1.67%	1.65%
Ratio of interest expense to average net assets	0.35%	0.51%	0.56%	0.55%	0.57%
Ratio of income tax expense to average net assets	0.81%	1.53%	0.80%	0.34%	1.44%
Ratio of net investment income to average net assets	8.00%	8.49%	7.80%	7.12%	8.57%
Portfolio turnover	48%	25%	29%	29%	38%

(a)	Calculated using average shares.
(b)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(c)	Total expenses include income tax expense.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$10,708	$11,118	$10,386	$10,197	$10,338

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2018

Corporate Restricted Securities - 96.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 90.38%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicle's ignition system.
10.77% Second Lien Term Loan due 12/22/2022 (LIBOR + 8.250%)	$3,500,000	12/21/17	$3,445,414	$3,391,391

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$262,403	08/01/12	258,871	261,554
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	575,996
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	96,595
			660,741	934,145

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
6.97% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$2,266,162	12/19/18	2,221,086	2,206,950

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	118,583
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 02/28/2022	$3,132,412	*	3,101,356	3,076,497
Preferred Stock (B)	2,382 shs.	**	238,212	268,585
Common Stock (B)	736 shs.	**	736	—
* 03/27/15 and 11/16/18.			3,340,304	3,345,082
** 03/27/15 and 11/15/18.

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$3,181,818	10/31/16	$3,142,841	$3,168,969
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$418,049	10/06/17	411,115	415,520
Common Stock (B)	318,182 shs.	10/31/16	318,182	393,467
			3,872,138	3,977,956

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	531,344

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

Limited Liability Company Unit	0.90% int.	04/20/16	488,461	931,000

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,549,860	11/19/15	1,534,164	1,422,064
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	18,925
			1,759,464	1,440,989

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.80% Term Loan due 07/27/2024 (LIBOR + 5.000%)	$3,800,000	10/30/18	3,726,248	3,677,055

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$22,028	08/30/18	$22,028	$21,625
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,041,116	2,953,661
Preferred Stock (B)	425 shs.	08/17/15	424,875	223,818
Common Stock (B)	425 shs.	08/17/15	425	—
			3,488,444	3,199,104

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$13,750	07/31/14	13,493	—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,202	—
* 07/31/14 and 10/14/15.			996,695	—

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
10.88% Second Lien Term Loan due 06/26/2026 (LIBOR +8.500%)	$3,500,000	08/02/18	3,400,325	3,353,986

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,064,120	10/11/17	3,013,888	2,963,767
Preferred Stock Series A (B)	47 shs.	10/11/17	471,481	471,500
Common Stock Class A (B)	1,492 shs.	10/11/17	1,492	46,354
			3,486,861	3,481,621

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
8.11% Term Loan due 12/14/2024 (LIBOR + 5.250%)	$5,000,000	12/18/18	4,900,594	4,900,438

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$2,989,503	04/28/17	$2,940,584	$2,835,690
Limited Liability Company Unit (B)	5,600 uts.	04/28/17	560,000	379,245
			3,500,584	3,214,935

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$569,007	10/12/12	562,308	569,007
Common Stock (B)	114,894 shs.	10/12/12	114,894	326,933
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	129,431
			722,688	1,025,371

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	59,996 shs.	06/30/15	1,902,077	—

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
7.77% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,492,468	10/03/18	1,474,569	1,455,525

Cadence, Inc.
A full-service contract manufacturer ("CMO") and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
7.02% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,036,938	05/14/18	1,994,784	1,959,593

Cadent, LLC
A provider of advertising solutions driven by data and technology.
9.75% Term Loan due 09/07/2023 (LIBOR + 5.500%)	$2,134,924	09/04/18	2,114,821	2,124,249

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$2,411,784	01/19/11	$2,400,571	$2,383,794
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$640,418	08/03/12	637,775	627,921
Common Stock (B)	1,125 shs.	01/19/11	112,500	70,523
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	55,435
			3,238,596	3,137,673

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	606,202

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
8.48% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$3,449,138	12/20/18	3,363,429	3,351,977

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
11.89% Senior Subordinated Note due 01/12/2024 (LIBOR + 9.500%)	$3,626,416	01/16/18	3,564,023	3,614,257

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$4,240,741	05/01/18	2,975,933	2,911,105
Preferred Stock Series A (B)	1,538 shs.	06/30/16	77,625	190,788
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	131,915
			3,061,250	3,233,808

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	$2,840,009	$2,673,429
Limited Liability Company Unit (B) (F)	682,727 uts.	*	696,188	409,636
* 10/07/16 and 07/25/18.			3,536,197	3,083,065

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
7.55% Term Loan due 04/30/2024 (LIBOR + 4.750%)	$4,822,290	04/20/18	4,736,668	4,650,189

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
10.96% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,717,290	2,746,800

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	605,841	644,441
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	644,441

DuBois Chemicals, Inc.
A provider of consumable, value-added specialty cleaning chemical solutions to the industrial, transportation paper and water markets.
10.52% Second Lien Term Loan due 08/31/2025 (LIBOR + 8.000%)	$3,500,000	09/19/18	3,466,309	3,430,000

Dunn Paper
A provider of specialty paper for niche product applications.
11.27% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,452,589	3,517,500

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.5% (0.5 PIK) Senior Subordinated Note due 06/20/2025	$1,541,353	06/20/18	$1,512,343	$1,516,531
11.5% (0.5% PIK) Senior Subordinated Note due 06/20/2025	$2,699,041	11/21/14	2,671,183	2,655,575
Limited Liability Company Unit (F)	467 uts.	11/19/14	73,447	172,467
			4,256,973	4,344,573

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
7.48% Term Loan due 12/21/2024 (LIBOR + 5.000%)	$3,674,494	12/21/18	3,619,478	3,618,997
Common Stock (B)	109 shs.	12/28/18	108,565	108,560
			3,728,043	3,727,557

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 01/14/2022 (D)	$3,223,328	10/14/16	3,182,857	3,062,161
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	88,085
			3,506,931	3,150,246

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,713,345	06/30/17	2,669,929	2,618,462
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	603,576
			3,476,845	3,222,038

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
12% (1% PIK) Senior Subordinated Note due 10/04/2023	$1,736,169	04/04/18	1,705,110	1,741,160
Limited Liability Company Unit (B)	574 uts.	06/29/18	574,468	643,079
			2,279,578	2,384,239

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Series A Preferred (B)	512 uts.	09/27/10	$175,035	$139,735
Limited Liability Company Unit Series B Preferred (B)	102 uts.	12/27/18	102,140	357,490
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	—
			328,395	497,225

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	—	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	2,619,886
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	328,454
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	269,884
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	421,276
			630,281	4,122,855

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	—
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	—

GlobalTranz
A provider of freight brokerage, utilizing a proprietary technology platform that provides multimodal transportation and logistics solutions by connecting shippers with carriers.
10.52% Second Lien Term Loan due 10/16/2026 (LIBOR + 8.000%)	$3,500,000	10/15/18	3,448,726	3,406,180

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019 (D)	$2,957,402	03/27/13	2,953,593	2,661,662
Common Stock (B)	2,835 shs.	03/27/13	283,465	16,608
			3,237,058	2,678,270

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
Common Stock	299 shs.	01/15/16	$209,402	$493,310

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.81% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$4,950,000	12/19/17	4,868,036	4,794,913

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$1,455,729	02/05/14	1,415,162	1,444,971
Common Stock (B)	2,093 shs.	*	209,271	238,190
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	90,473
* 02/05/14 and 11/22/17.			1,698,066	1,773,634

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	976,231
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	61,629
* 12/19/14 and 04/29/16.			754,061	1,037,860

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
11.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$2,021,642	07/01/16	1,995,819	2,038,073
Common Stock (B)	303 shs.	07/01/16	303,333	358,351
			2,299,152	2,396,424

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,336,207	02/14/14	$2,323,294	$2,336,207
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	872,020	869,303
Common Stock (B)	1,666 shs.	02/14/14	1,667	523,456
			3,196,981	3,728,966

Healthline Media, Inc.
A consumer health platform that offers a variety of health-based articles and information for consumers.
7.61% Term Loan due 11/20/2023 (LIBOR + 4.750%)	$3,441,360	11/20/18	3,373,852	3,332,351

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$3,368,312	01/17/14	3,350,327	3,368,312
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	70,965
			3,553,452	3,439,277

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
11% (3.25% PIK) Senior Subordinated Note due 03/31/2021	$2,934,779	*	2,908,934	2,818,023
10.35% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$223,018	04/06/18	223,018	220,758
10.35% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$297,815	04/06/18	297,815	294,796
* 12/30/15 and 12/23/16			3,429,767	3,333,577

Holley Performance Products
A provider of automotive aftermarket performance products.
7.51% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$5,000,000	10/24/18	4,926,651	4,875,000

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020 (D)	$2,750,475	11/10/14	2,733,312	—
Common Stock (B)	4,667 shs.	11/10/14	466,667	—
			3,199,979	—

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B) (F)	2,493,253 uts.	12/05/12	557,301	—
Limited Liability Company Unit Class A-1 (B) (F)	381,717 uts.	10/31/16	381,717	805,080
Limited Liability Company Unit Class A-2 (B) (F)	2,478,261 uts.	10/31/16	—	531,959
			939,018	1,337,039

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	170,995
Common Stock (B)	667 shs.	07/15/08	539,502	542,946
			539,502	713,941

LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
8.05% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$3,748,395	10/01/18	1,789,281	1,743,092
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	46,914
			1,836,195	1,790,006

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$1,259,914	01/15/10	$1,212,363	$1,133,923
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$345,759	10/05/10	343,820	311,183
Common Stock (B)	106 shs.	10/05/10	106,200	3,743
Common Stock Class B (B)	353 shs.	01/15/10	352,941	12,439
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	11,008
			2,299,062	1,472,296

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,736,205	04/17/15	1,730,889	520,862
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,087,547	520,862

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 03/03/2022 (D)	$1,362,886	09/22/11	1,347,188	1,226,597
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	57,214
14% PIK Senior Subordinated Note due 06/30/2019	$213,367	*	213,367	212,347
Common Stock Class A (B)	249,235 shs.	**	512,114	—
* 10/21/16, 01/27/17 and 10/13/17.			2,144,186	1,496,158
** 08/18/15, 10/20/16 and 01/27/17.

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,290,652	09/30/14	$2,268,876	$2,285,096
12% Senior Subordinated Note due 09/30/2021	$615,379	02/28/18	605,577	613,886
Common Stock Class B (B)	526,019 shs.	*	495,405	224,858
* 09/30/14 and 02/28/18.			3,369,858	3,123,840

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	2,257,998	2,204,755
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	214,552
			2,717,572	2,419,307

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,218,509	12/02/16	3,172,280	3,166,304
Preferred Stock (B)	3,472 shs.	12/02/16	347,191	390,625
Common Stock (B)	491 shs.	12/02/16	491	—
			3,519,962	3,556,929

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$867,783	11/30/10	864,508	862,734
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	138,143
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	12,527
			864,508	1,013,404

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
8.3% Term Loan due 03/16/2024 (LIBOR + 5.500%)	$4,498,014	03/15/18	4,183,255	3,963,031

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$3,099,913	06/30/16	$3,056,891	$3,043,995
Common Stock (B)	420 shs.	05/17/16	420,000	579,688
			3,476,891	3,623,683

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,557,788	3,533,501
Common Stock Class B (B)	772,121 shs.	*	772,121	1,363,824
* 01/29/16 and 02/17/17.			4,329,909	4,897,325

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$765,304	11/14/17	749,149	735,400
8.77% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$4,275,347	11/14/17	3,906,705	3,848,491
			4,655,854	4,583,891

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	420,814	46,418
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$2,170,983	07/31/14	2,159,212	1,302,590
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 2/15/18.			2,510,019	1,302,590

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$2,463,987	11/20/14	$2,449,267	$2,441,139
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	565,148
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	56,552
			2,885,334	3,062,839

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	240 shs.	05/12/15	240,388	592,631

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$2,920,990	11/13/17	2,920,990	2,902,548
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	599,560
			3,295,721	3,502,108

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.77% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,397,947	3,354,310

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
7.55% Term Loan due 06/22/2024 (LIBOR + 4.750%)	$4,987,500	07/30/18	4,871,572	4,898,266

ROI Solutions
Call center outsourcing and end user engagement services provider.
7.4% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$3,796,088	07/31/18	1,487,052	1,434,938

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sandvine Corporation
A provider of active network intelligence solutions.
10.52% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	$3,414,297	$3,372,307

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
7.02% Lien Term Loan due 07/31/2024 (LIBOR + 4.500%)	$3,847,158	07/27/18	3,766,715	3,709,322

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	850,600
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	347,478
			249,179	1,198,078

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	1,045,437
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	264,844
* 08/31/07 and 03/06/08.			620,933	1,310,281

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—
			1,620,395	—

Speciifed Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$2,484,919	12/19/18	2,457,030	2,446,220

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$2,200,568	*	$2,184,977	$2,158,940
Limited Liability Company Unit Class A	464 uts.	*	2,152,688	2,823,590
* 03/27/17 and 08/07/18.			4,337,665	4,982,530

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	529,062
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	88,338
			377,922	617,400

Strategic Insight, Inc.
A provider of largely proprietary date, market research, and business intelligence to the global asset management industry.
12.05% Second Lien Term Loan due 12/21/2024 (LIBOR + 9.250%)	$3,500,000	12/28/17	3,432,619	3,276,397

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2020 (D)	$5,436,327	*	4,075,756	4,077,245
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	4,077,245

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021 (D)	$2,851,577	07/31/15	2,802,248	2,281,262
Common Stock (B)	139 shs.	*	213,007	—
* 7/31/15 and 11/08/17.			3,015,255	2,281,262

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit	194,400 uts.	10/15/15	$136,334	$483,667

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,786,104	11/30/17	2,786,104	2,690,780
Limited Liability Company Unit (B)	729,167 uts.	11/30/17	695,639	714,238
			3,481,743	3,405,018

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$90,943	12/05/13	181,791	90,943
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	44,552
			181,791	135,495

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
8.3% Unitranche Term Loan due 04/30/2024 (LIBOR + 5.500%)	$4,975,000	05/14/18	4,874,012	4,786,399

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,390,441	01/23/15	2,374,698	2,270,873

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
7.39% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$4,783,981	09/28/18	$4,704,609	$4,641,985
Limited Liability Company Unit (B) (F)	97 uts.	09/28/18	96,883	96,880
			4,801,492	4,738,865

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
8.46% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,466,825	11/29/18	3,533,480	3,483,618

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
11.55% Second Lien Term Loan due 02/14/2023 (LIBOR + 8.500%)	$3,500,000	03/05/18	3,200,731	3,144,964

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11% Term Loan due 10/03/2024	$3,500,000	11/05/18	2,715,511	2,675,625

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.8% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,158,000	12/07/17	4,123,758	4,070,625

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
8.31% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,983,824	05/17/18	3,484,844	3,399,505

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$777,225	08/03/15	$771,010	$755,064
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	663,423
			1,522,222	1,418,487

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$3,030,914	04/18/17	3,001,838	2,973,140
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	293,349
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	3,894
			3,302,323	3,270,383

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	318,182	426,114

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
10.86% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	4,317,740	4,236,493

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$3,048,252	11/03/11	3,048,146	2,980,170
Common Stock (B)	4,500 shs.	11/03/11	450,000	298,666
			3,498,146	3,278,836

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
14.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$3,950,121	03/04/15	$3,144,099	$3,672,890
Common Stock (B)	4,151 shs.	*	406,617	309,311
* 03/04/15 and 02/07/18.			3,550,716	3,982,201

Total Private Placement Investments (E)			$271,131,720	$263,207,746

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 6.35%:

Bonds - 6.33%
Acrisure LLC / Acrisure Finance Inc.	7.000%	11/15/25	$653,000	$610,652	$556,683
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	778,000	778,000	657,410
Avantor Inc.	9.000	10/01/25	696,000	694,422	696,000
Carlson Travel, Inc.	9.500	12/15/24	779,000	716,205	706,943
CITGO Holding, Inc.	10.750	02/15/20	581,000	585,136	592,620
Enterprise Merger Sub Inc.	8.750	10/15/26	581,000	581,000	502,565
EnVen Energy Ventures, LLC	11.000	02/15/23	1,000,000	1,000,000	1,070,000
EP Energy Corporation	8.000	11/29/24	444,000	444,000	330,780
First Quantum Minerals Ltd.	7.500	04/01/25	889,000	859,029	733,425
IAMGOLD Corporation	7.000	04/15/25	581,000	581,000	546,140
KCA Deutag UK Finance PLC	9.625	04/01/23	414,000	414,000	333,270
KeHE Distributors, LLC	7.625	08/15/21	653,000	670,994	620,350
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	870,597	764,510
New Enterprise Stone & Lime Co., Inc.	6.250	03/15/26	653,000	663,673	594,230
New Gold Inc.	6.250	11/15/22	889,000	892,171	746,760
New Gold Inc.	6.375	05/15/25	231,000	231,000	175,560
Onex Corporation	8.500	10/01/22	1,352,000	1,304,111	939,640
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,041,326	972,820
Ortho-Clinical Diagnostics, Inc.	6.625	05/15/22	1,106,000	1,093,472	995,400
Peabody Energy Corporation	6.615	03/31/25	581,000	573,825	540,330
Pinnacle Operating Corporation	9.000	05/15/23	756,588	896,340	491,782
Suncoke Energy	7.500	06/15/25	581,000	573,352	550,497
Topaz Marine S.A.	9.125	07/26/22	1,000,000	1,000,000	1,001,160
Tullow Oil Plc	6.250	04/15/22	711,000	584,995	684,337
USIS Merger Sub Inc.	6.875	05/01/25	653,000	653,000	599,519
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	889,000	927,795	582,295
Vine Oil & Gas LP	8.750	04/15/23	581,000	576,234	458,990
VistaJet Malta Finance P.L.C.	7.750	06/01/20	786,000	741,107	752,595
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	249,118

Total Bonds				20,808,436	18,445,729

Preferred Stock - 0.02%
Pinnacle Operating Corporation (B)			519,298	339,854	51,930

Total Preferred Stock				339,854	51,930

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Common Stock - 0.00%
TherOX, Inc. (B)			$6	$—	$—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				21,148,290	18,497,659

Total Corporate Restricted Securities				$292,280,010	$281,705,405

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Public Securities - 6.52%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 5.36%
Almonde, Inc.	7.250%	10.053%	06/13/25	$940,734	$955,982	$863,462
Bass Pro Group LLC	5.000	7.522	09/25/24	380,828	378,948	363,500
Big River Steel LLC	5.000	7.803	08/23/23	236,605	234,767	233,647
BMC Software Finance, Inc.	4.250	7.053	10/02/25	1,000,000	990,345	962,190
Caelus Energy Alaska, LLC	7.500	10.304	04/15/20	466,667	465,620	413,779
CenturyLink, Inc.	2.750	5.272	01/03/25	994,975	988,081	926,322
Confie Seguros Holding II Co	8.500	11.238	11/02/25	922,394	904,330	893,182
Edelman Financial Services	6.750	9.186	07/20/26	258,914	257,690	245,968
Fieldwood Energy LLC	5.250	7.772	04/11/22	344,430	311,329	320,968
Fieldwood Energy LLC	7.250	9.772	04/11/23	1,455,992	807,130	1,265,257
Gulf Finance LLC	5.250	7.780	08/25/23	501,768	498,479	380,716
ION Trading Technologies S.a.r.l	4.000	6.522	11/21/24	560,264	546,974	528,049
K&N Engineering, Inc.	8.750	11.272	10/21/24	991,283	976,835	931,806
Kronos Incorporated	8.250	10.791	11/01/24	409,457	406,449	403,573
OCI Beaumont LLC	4.000	6.803	02/14/25	250,196	249,918	244,879
PowerSchool	6.750	9.097	08/01/26	1,000,000	990,507	980,000
Prospect Medical Holdings, Inc.	5.500	7.938	02/13/24	524,708	515,688	516,837
PS Logistics LLC	4.750	7.277	03/01/25	997,500	1,006,459	967,575
Schenectady International Group Inc.	4.750	7.186	10/15/25	635,977	611,208	610,538
Seadrill Partners Finco, LLC	6.000	8.822	02/21/21	926,917	678,489	723,580
Serta Simmons Bedding, LLC	8.000	10.432	11/08/24	1,000,000	973,316	706,670
STS Operating, Inc.	8.000	10.522	04/25/26	1,000,000	1,010,000	937,500
Summit Midstream Holdings, LLC	6.000	8.522	05/15/22	231,799	230,282	226,584
Wastequip, LLC	7.750	10.256	03/20/26	1,000,000	981,915	970,000

Total Bank Loans					15,970,741	15,616,582

Bonds - 0.48%
Anchorage Capital Group, LLC	7.250	9.686	01/15/29	700,000	724,063	699,941
Laredo Petroleum, Inc.		6.250	03/15/23	581,000	582,312	521,448
Sonic Automotive, Inc.		6.125	03/15/27	204,000	204,000	178,500

Total Bonds					1,510,375	1,399,889

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Corporate Public Securities: (A) (Continued)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Common Stock - 0.36%
Chase Packaging Corporation (B)				$9,541	$—	$382
Fieldwood Energy LLC				19,599	474,575	705,564
Jupiter Resources Inc.				101,360	489,882	344,624

Total Common Stock					964,457	1,050,570

Preferred Stock - 0.32%
B. Riley Financial, Inc.				40,000	1,000,000	923,200

Total Preferred Stock					1,000,000	923,200

Total Corporate Public Securities					$19,445,573	$18,990,241

Total Investments		103.25%			$311,725,583	$300,695,646

Other Assets		10.16				29,581,683
Liabilities		(13.41)				(39,039,884)

Total Net Assets		100.00%				$291,237,445

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of December 31, 2018, the value of these securities amounted to $263,207,746 or 90.38% of net assets.
(F)	Held in CI Subsidiary Trust.
PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.62%
API Technologies Corp.	$931,000
BEI Precision Systems & Space Company, Inc.	3,214,935
Merex Holding Corporation	1,496,158
Sunvair Aerospace Group Inc.	2,281,262
Trident Maritime Systems	4,786,399
VistaJet Malta Finance P.L.C.	752,595
13,462,349

AUTOMOTIVE - 5.77%
Aurora Parts & Accessories LLC	3,199,104
BBB Industries LLC	3,353,986
DPL Holding Corporation	644,441
English Color & Supply LLC	3,222,038
Holley Performance Products	4,875,000
K&N Engineering, Inc.	931,806
Randy's Worldwide Automotive	592,631
16,819,006

BUILDING MATERIALS - 4.28%
Happy Floors Acquisition, Inc.	2,396,424
New Enterprise Stone & Lime Co., Inc.	594,230
NSi Industries Holdings, Inc.	3,623,683
Signature Systems Holdings Company	1,198,078
Sunrise Windows Holding Company	4,077,245
Torrent Group Holdings, Inc.	135,495
Wolf-Gordon, Inc.	426,114
12,451,269

CHEMICALS - 2.37%
DuBois Chemicals, Inc.	3,430,000
LBC Tank Terminals Holding Netherlands B.V.	764,510
OCI Beaumont LLC	244,879
Pinnacle Operating Corporation	543,712
Polytex Holdings LLC	1,302,590
Schenectady International Group Inc.	610,538
6,896,229
Fair Value/ Market Value
CONSUMER CYCLICAL SERVICES - 4.79%
Accelerate Learning	$2,206,950
Carlson Travel, Inc.	706,943
CHG Alternative Education Holding Company	3,137,673
MeTEOR Education LLC	2,419,307
PPC Event Services	3,062,839
PS Logistics LLC	967,575
ROI Solutions	1,434,938
13,936,225

CONSUMER PRODUCTS - 9.68%
AMS Holding LLC	531,344
Apex Tool Group LLC / BC Mountain Finance Inc.	657,410
Blue Wave Products, Inc.	1,025,371
Elite Sportswear Holding, LLC	3,150,246
gloProfessional Holdings, Inc.	2,678,270
GTI Holding Company	1,773,634
Handi Quilter Holding Company	1,037,860
HHI Group, LLC	3,439,277
Manhattan Beachwear Holding Company	1,472,296
Master Cutlery LLC	520,862
New Mountain Learning, LLC	3,963,031
Serta Simmons Bedding, LLC	706,670
Whitebridge Pet Brands Holdings, LLC	3,270,383
York Wall Holding Company	3,982,201
28,208,855

DIVERSIFIED MANUFACTURING - 8.29%
ABC Industries, Inc.	934,145
Advanced Manufacturing Enterprises LLC	118,583
F G I Equity LLC	4,122,855
K P I Holdings, Inc.	713,941
Motion Controls Holdings	1,013,404
Reelcraft Industries, Inc.	3,502,108
SR Smith LLC	4,982,530

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Industry Classification: (Continued)	Fair Value/ Market Value

Strahman Holdings Inc.	$617,400
Therma-Stor Holdings LLC	3,405,018
Trystar, Inc.	4,738,865
24,148,849

ELECTRIC - 2.65%
AM Conservation Holding Corp.	3,977,956
Electronic Power Systems	3,727,557
7,705,513

FINANCIAL OTHER - 3.87%
Acrisure LLC / Acrisure Finance Inc.	556,683
Anchorage Capital Group, LLC	699,941
B. Riley Financial, Inc.	923,200
Confie Seguros Holding II Co	893,182
Edelman Financial Services	245,968
Onex Corporation	939,640
Strategic Insight Inc.	3,276,397
USIS Merger Sub Inc.	599,519
U.S. Retirement and Benefit Partners, Inc.	3,144,964
11,279,494

FOOD & BEVERAGE - 7.61%
Del Real LLC	3,083,065
F F C Holding Corporation	497,225
Hollandia Produce LLC	3,333,577
Impact Confections	—
JMH Investors LLC	1,337,039
KeHE Distributors, LLC	620,350
PANOS Brands LLC	4,897,325
Sara Lee Frozen Foods	3,709,322
Westminster Acquisition LLC	1,418,487
WP Supply Holding Corporation	3,278,836
22,175,226

HEALTHCARE - 6.91%
Avantor Inc.	696,000
Cadence, Inc.	1,959,593
CORA Health Services, Inc.	3,233,808
Fair Value/ Market Value
Dohmen Life Science Services	$2,746,800
ECG Consulting Group	4,344,573
Enterprise Merger Sub Inc.	502,565
GD Dental Services LLC	—
Healthline Media, Inc.	3,332,351
LAC Acquisition LLC	1,790,006
Ortho-Clinical Diagnostics, Inc.	995,400
Prospect Medical Holdings, Inc.	516,837
TherOX, Inc.	—
Touchstone Health Partnership	—
20,117,933

INDEPENDENT - 1.73%
Caelus Energy Alaska, LLC	413,779
EP Energy Corporation	330,780
Fieldwood Energy LLC	2,291,789
Jupiter Resources Inc.	344,624
Laredo Petroleum, Inc.	521,448
Tullow Oil Plc	684,337
Vine Oil & Gas LP	458,990
5,045,747

INDUSTRIAL OTHER - 7.33%
AFC - Dell Holding Corporation	3,345,082
E.S.P. Associates, P.A.	2,384,239
Hartland Controls Holding Corporation	3,728,966
Midwest Industrial Rubber, Inc.	3,556,929
Smart Source Holdings LLC	1,310,281
SMB Machinery Holdings, Inc.	—
Speciifed Air Solutions	2,446,220
STS Operating, Inc.	937,500
UBEO, LLC	2,675,625
Wastequip, LLC	970,000
21,354,842

MEDIA & ENTERTAINMENT - 2.33%
BlueSpire Holding, Inc.	—
Cadent, LLC	2,124,249

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Industry Classification: (Continued)	Fair Value/ Market Value

Discovery Education, Inc.	$4,650,189
HOP Entertainment LLC	—
6,774,438

METALS & MINING - 1.30%
Big River Steel LLC	233,647
First Quantum Minerals Ltd.	733,425
IAMGOLD Corporation	546,140
New Gold Inc.	922,320
Peabody Energy Corporation	540,330
Suncoke Energy	550,497
Warrior Met Coal, Inc.	249,118
3,775,477

MIDSTREAM - 0.21%
Gulf Finance LLC	380,716
Summit Midstream Holdings, LLC	226,584
607,300

OIL FIELD SERVICES - 1.09%
Avantech Testing Services LLC	—
EnVen Energy Ventures, LLC	1,070,000
KCA Deutag UK Finance PLC	333,270
Petroplex Inv Holdings LLC	46,418
Seadrill Partners Finco, LLC	723,580
Topaz Marine S.A.	1,001,160
3,174,428

PACKAGING - 0.99%
ASC Holdings, Inc.	1,440,989
Brown Machine LLC	1,455,525
Chase Packaging Corporation	382
2,896,896

PAPER - 1.21%
Dunn Paper	3,517,500

PHARMACEUTICALS - 0.21%
Clarion Brands Holding Corp.	606,202
Fair Value/ Market Value
REFINING - 2.06%
CITGO Holding, Inc.	$592,620
MES Partners, Inc.	3,123,840
Tristar Global Energy Solutions, Inc.	2,270,873
5,987,333

RETAILERS - 0.19%
Bass Pro Group LLC	363,500
Sonic Automotive, Inc.	178,500
542,000

TECHNOLOGY - 14.21%
1A Smart Start, Inc.	3,391,391
Almonde, Inc.	863,462
Audio Precision	3,677,055
BCC Software, Inc.	3,481,621
BMC Software Finance, Inc.	962,190
Claritas Holdings, Inc.	3,351,977
Clubessential LLC	3,614,257
Glynlyon Holding Companies, Inc.	493,310
GraphPad Software, Inc.	4,794,913
ION Trading Technologies S.a.r.l	528,049
Kronos Incorporated	403,573
Powerschool	980,000
REVSpring, Inc.	3,354,310
Sandvine Corporation	3,372,307
U.S. Legal Support, Inc.	3,483,618
Velocity Technology Solutions, Inc.	4,070,625
Veritas US Inc. / Veritas Bermuda Ltd.	582,295
41,404,953

TRANSPORTATION SERVICES -9.23%
BDP International, Inc.	4,900,438
GlobalTranz	3,406,180
OPE KAG Finance Sub	972,820
Pegasus Transtech Corporation	4,583,891
Rock-it Cargo	4,898,266
Team Drive-Away Holdings LLC	483,667

See Notes to Consolidated Financial Statements

2018 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2018

Industry Classification: (Continued)	Fair Value/ Market Value

VP Holding Company	$3,399,505
Worldwide Express Operations, LLC	4,236,493
26,881,260

WIRELESS - 0.32%
CenturyLink, Inc.	926,322

Total Investments - 103.25% (Cost - $311,725,583)	$300,695,646

See Notes to Consolidated Financial Statements

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History
Barings Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $263,207,746 (90.38% of net assets) as of December 31, 2018 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its

2018 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Corporate Public Securities. At December 31, 2018, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company's EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Requirements for Fair Value Measurement ("ASU 2018-13"), which simplifies the disclosure requirements on fair value measurement. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Trust early adopted, and applied, ASU 2018-13 for the year ended December 31, 2018. The adoption of this accounting guidance did not have a material impact on the Trust's financial statements.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust's financial instruments are categorized as of December 31, 2018.
The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2018 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$124,780,124	$—	$18,445,729	$106,334,395
Bank Loans	124,994,521	—	—	124,994,521
Common Stock - U.S.	8,952,301	—	—	8,952,301
Preferred Stock	4,722,044	—	—	4,722,044
Partnerships and LLCs	18,256,414	—	—	18,256,414
Public Securities
Bank Loans	15,616,583	—	10,382,646	5,233,937
Corporate Bonds	1,399,889	—	1,399,889	—
Common Stock - U.S.	1,050,570	—	382	1,050,188
Preferred Stock	923,200	—	923,200	—
Total	$300,695,646	$—	$31,151,846	$269,543,800
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

2018 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2018.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$21,927,486	Broker Quote	Single Broker	94.0% to 100.5%	98.1%
	$108,300,972	Discounted Cash Flows	Discount Rate	5.4% to 12.8%	7.7%
Corporate Bonds	$89,699,698	Discounted Cash Flows	Discount Rate	7.7% to 18.5%	13.1%
	$16,634,698	Market Approach	Valuation Multiple	3.8x to 9.5x	7.1x
			EBITDA	$0.5 million to $15.3 million	$7.7 million
Equity Securities*	$31,626,475	Market Approach	Valuation Multiple	3.8x to 14.1x	8.9x
			EBITDA	$0.5 million to $279.6 million	$50.7 million
	$1,102,118	Broker Quote	Single Broker	$0.10 to $36.00	$24.11
Certain of the Trust's Level 3 equity securities investments have been valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $252,353 have been excluded from the preceding table.
*	Including partnerships and LLC's
**	The weighted averages disclosed in the table above were weighted by relative fair value

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2017	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2018
Restricted Securities
Corporate Bonds	$143,493,306	$(5,109,405)	$13,871,594	$(21,490,363)	$(24,430,737)	$—	$—	$106,334,395
Bank Loans	35,347,235	(1,488,218)	99,958,825	(100,094)	(8,723,228)	—	—	124,994,521
Common Stock - U.S.	14,807,298	2,362,214	2,053,641	(10,270,852)	—	—	—	8,952,301
Preferred Stock	6,987,827	(1,747,090)	(266,246)	(252,448)	—	—	—	4,722,044
Partnerships and LLCs	30,060,850	935,851	1,814,766	(14,555,054)	—	—	—	18,256,414
Public Securities
Bank Loans	2,022,793	(126,073)	4,755,795	(406,799)	(907,003)	5,474,101	(5,578,876)	5,233,937
Common Stock	—	85,731	964,457	—	—	—	—	1,050,188
Preferred Stock	—	—	—	—	—	—	—	—

	$232,719,310	$(5,086,989)	$123,152,832	$(47,075,610)	$(34,060,968)	$5,474,101	$(5,578,876)	$269,543,800
There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$2,017,183	$—
Net realized gain on investments before taxes	9,555,791	—
Net change in unrealized depreciation of investments before taxes	(16,659,963)	(10,107,849)

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B. Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:
The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. In 2018, the Trust incurred $759,562 of tax as a result of retaining capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.
Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2018, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Retained Capital Gains
($1,265,636)	($3,508,840)	$4,774,476

The Trusts' current income tax expense as shown on the Statement of Operations is $2,457,015 which is comprised of income tax expense on long term capital gains retained related to the regulated investment company of $759,562 as well as taxes related to the CI Subsidiary Trust as described in the table below of $1,697,453.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2018 were as follows:
Income tax expense (benefit)

Current:
Federal	$1,137,764
State	559,689

Total current	1,697,453

Deferred:
Federal	$—
State	—

Total deferred	—

Total income tax expense from continuing operations	$1,697,453

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2018, the CI Subsidiary Trust has no deferred tax liability.

2018 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2018 were as follows:

Deferred tax assets:

Unrealized loss on investments	$515,901

Total deferred tax assets	515,901
Less valuation allowance	(515,901)

Net deferred tax asset	—

Unrealized gain on investments	—

Total deferred tax liabilities	—

Net deferred tax liability	$—

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2018.

A reconciliation of the differences between the Trust's income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2018 is as follows:

	Amount	Percentage

Provision for income taxes at the U.S. federal rate	$(303,658)	21.00%

State tax, net of federal effect	66,154	-4.57%

Change in valuation allowance	1,530,909	-105.87%

Other	404,048	-27.95%

Income tax expense	$1,697,453	-117.39%

Each of the Trust's Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.
The tax basis components of distributable earnings at December 31, 2018 are as follows:

Undistributed Ordinary Income	$3,369,368

Accumulated Realized Gain	9,194,798

Net Unrealized Appreciation/(Depreciation)	(12,136,690)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.
The following information is provided on a tax basis as of December 31, 2018:

Tax Cost	$312,832,336

Tax Unrealized Appreciation	13,369,224

Tax Unrealized Depreciation	(25,505,914)

Net Unrealized Depreciation	(12,136,690)

The tax character of distributions declared during the years ended December 31, 2018 and 2017 was as follows:

Distributions paid from:	2018	2017

Ordinary Income	$24,034,954	$23,863,040

3.	Investment Services Contract
A. Services:
Under an Investment Services Contract (the "Contract") with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

4.	Senior Secured Indebtedness
MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2018, the Trust incurred total interest expense on the Note of $1,059,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $29,536,020 as of December 31, 2018. The fair value measurement of the Note would be categorized as a Level 3 under ASC 820.

5.	Purchases and Sales of Investments

	2018
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$131,359,666	$129,920,015

Corporate public securities	20,079,985	44,124,318

The net unrealized depreciation of investments for financial reporting purposes as of December 31, 2018 is $11,029,937 and consists of $14,836,746 appreciation and $25,866,683 depreciation.

6.	Quarterly Results of Investment Operations (Unaudited)

	March 31, 2018
	Amount	Per Share

Investment income	$7,604,497
Net investment income	6,173,533	$0.31
Net realized and unrealized loss on investments (net of taxes)	(5,455,121)	(0.27)

	June 30, 2018
	Amount	Per Share

Investment income	$7,739,860
Net investment income	6,319,243	$0.32
Net realized and unrealized loss on investments (net of taxes)	(4,147,255)	(0.21)

	September 30, 2018
	Amount	Per Share

Investment income	$7,913,958
Net investment income	6,480,100	$0.32
Net realized and unrealized gain on investments (net of taxes)	3,902,125	0.19

	December 31, 2018
	Amount	Per Share

Investment income	$7,176,699
Net investment income	5,239,076	$0.26
Net realized and unrealized loss on investments (net of taxes)	(8,925,230)	(0.45)

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

2018 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At December 31, 2018, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions	$2,235,294
LAC Acquisition LLC	$1,876,543
VP Holding Company	$1,405,882
CORA Health Services	$1,264,808
Specified Air Solutions	$1,015,081
U.S. Legal Support, Inc.	$845,075
UBEO, LLC	$715,909
Pegasus Transtech Corporation	$277,778
U.S. Retirement and Benefit Partners, Inc.	$238,000
New Mountain Learning, LLC	$234,253
Polytex Holdings LLC	$28,962

9.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2018, the Trust paid its Trustees aggregate remuneration of $386,375. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2018, Barings paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Barings.

In addition to the amounts payable pursuant to the Contract, the Trust paid Barings $3,831 to reimburse expenses paid on behalf of the Trust.
10.	Certifications
As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

11.	Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2018, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

Barings Corporate Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of Barings Corporate Investors
Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Barings Corporate Investors and subsidiary (collectively, the "Trust"), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Trust since 2004.
Boston, Massachusetts
February 28, 2019

2018 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (61) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman	Term expires 2021; Trustee since 2009	Deputy Chief Investment Officer and Managing Director (since 2016), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings; President (2005-2009), Vice President (1993-2005) of the Trusts.	2
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Member of the Board of Managers (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Investment Committee (since 2015), Baystate Health Systems; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company);.

*
Mr. Noreen is classified as an "interested person" of each Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of each Trust and his former position as President of Barings.

Barings Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Robert E. Joyal* (74) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2019; Trustee since 2003	Retired (since 2003); President (2001-2003), Barings; President (1993-2003) of the Trusts.	106
Trustee (since 2003), President (1993-2003), Barings Participation Investors; Trustee (since 2003), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); Director (2012-2017), Ormat Technologies, Inc. (geothermal energy company); Director (2013-2016), Baring Asset Management (Korea) Limited (company that engages in asset management, business administration and investment management); Director (2006-2014), Jefferies Group, Inc. (financial services).

*
Mr. Joyal retired as President of Barings in June 2003. In addition and as noted above, Mr. Joyal is a Director of Leucadia National Corporation, which is the parent company of Jefferies Finance, LLC, and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Barings or any other advisory accounts over which Barings has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an "interested person" of the Trusts and Barings (as defined by the 1940 Act).

2018 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Michael H. Brown (61) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2005	Private Investor; Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Participation Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (62) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2013	Retired (since 2017); Managing Director and General Partner (1993-2017), Boston Ventures Management (private equity firm).	2
Trustee (since 2013), Barings Participation Investors; Member of the Board of Overseers (since 2013), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2017), Boston Ventures V, L.P. (private equity fund); Managing Director (1993-2016), Boston Ventures VI, L.P. (private equity fund).

Edward P. Grace III (68) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2021; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Venture Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2
Trustee (since 2012), Barings Participation Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2010-2017), Larkburger, Inc. (restaurant chain).

Susan B. Sweeney (66) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2019; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	106
Trustee (since 2012), Barings Participation Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual).

Barings Corporate Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Maleyne M. Syracuse (62) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/BT Securities.	2
Trustee (since 2007), Barings Participation Investors; Member of the Board of Directors (since 1998) and President of the Board (since 2002), Peters Valley School of Craft (non-profit arts organization); Member of the Board of Directors (since 2014) and Treasurer (since 2017), Charles Lawrence Keith & Clara Miller Foundation (non-profit philanthropic foundation); Member of the Board of Directors (since 2015) and Treasurer of the Board (since 2016), Greater Pike Community Foundation (non-profit philanthropic foundation).

2018 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Robert M. Shettle (51) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2016
President (since 2016), Vice President (2015-2016) of Barings Participation Investors; Managing Director (since 2006), Director (1998-2006), Barings; President (since 2016), Vice President (2005-2016), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (56) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003) of Barings Participation Investors; Managing Director (since 2005), Director (2000-2005), Barings; Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (53) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2015
Secretary and Chief Legal Officer (since 2018), Barings BDC, Inc.; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015) of Barings Participation Investors; Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (45) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Managing Director and Deputy Chief Compliance Officer (since 2019), Managing Director (since 2006), Barings; Chief Compliance Officer (since 2006), Barings Participation Investor; Chief Compliance Officer (since 2018), Barings BDC, Inc.; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Christopher Hanscom (36) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2017	Treasurer (since 2017), Barings Participation Investors; Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings.

Sean Feeley (51) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Managing Director (since 2003), Barings; Vice President (since 2011), Barings Participation Investors; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Christina Emery (45) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2018	Vice President (since 2018), Barings Participation Investors; Managing Director (since 2005), Barings.
*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on July 25, 2018.

Barings Corporate Investors

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Barings Corporate Investors

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Retired Managing Director and General Partner Boston Ventures Management	Edward P. Grace* President Phelps Grace International, Inc
Robert E. Joyal Retired President, Barings	Clifford M. Noreen Deputy Chief Investment Officer Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Clifford M. Noreen Chairman	Robert M. Shettle President	James M. Roy Vice President & Chief Financial Officer
Janice M. Bishop Vice President, Secretary & Chief Legal Officer	Sean Feeley Vice President	Christopher D. Hanscom Treasurer
Melissa M. LaGrant Chief Compliance Officer	Christina Emery Vice President

* Member of the Audit Committee

Barings CORPORATE INVESTORS 2018 Annual Report
CI6369

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.barings.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP Year Ended December 31, 2018	KPMG LLP Year Ended December 31, 2017
Audit Fees	$117,150	$97,625
Audit-Related Fees	17,500	0
Tax Fees	45,665	45,665
All Other Fees	0	0
Total Fees	$180,315	$143,290

Non-Audit Fees Billed to Barings and MassMutual:

	KPMG LLP Year Ended December 31, 2018	KPMG LLP Year Ended December 31, 2017
Audit-Related Fees	$1,425,297	$1,618,525
Tax Fees	415,500	30,000
All Other Fees	2,730	202,280
Total Fees	$1,843,527	$1,850,805

The category "Audit Fees" refers to performing an audit of the Registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant, Barings and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2016, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2017 and 2018 for the Registrant and for the non-audit services provided to Barings, and Barings' parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2017 fees billed represent final 2017 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2017 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2017 Annual Form N-CSR, but are now properly included in the 2017 fees billed to the Registrant, Barings and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.barings.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Barings LLC ("Barings"). A summary of Barings' proxy voting policies and procedures are set forth below.

Summary of Barings' Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client's investment objectives).  To implement this general principle, Barings engages a proxy service provider (the "Service Provider") that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the "Research Provider") to provide research and recommendations on proxies.  It is Barings' Global Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider's proxy voting guidelines (the "Guidelines").  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider's recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Barings can vote, in whole or in part, against the Research Provider's recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider's recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").  For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings' Proxy Voting Procedures:

Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider's recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a "Proxy Analyst") determines that it is in the client's best interests to vote against the Research Provider's recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider's recommendations or Guidelines, the proxy administrator will vote the proxy in accordance with the Proxy Analyst's recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the proxy administrator.  If a Material Conflict is identified by a Proxy Analyst or the proxy administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client's best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications with proxy solicitors are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings' Chief Compliance Officer prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings' Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings' Global Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings' Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER.  Robert M. Shettle serves as the President of the Registrant (since June 2016) and as one of its Portfolio Managers.  Mr. Shettle began his service to the Registrant in 2015 as a Vice President.  With over 19 years of industry experience, Mr. Shettle is a Managing Director of Barings and Head of the North America Mezzanine and Private Equity Group of Barings.  He joined Barings in 2006.  Prior to joining Barings, he spent six years at Fleet National Bank as a Vice President and commercial loan officer and three years at Anderson Consulting.  At Barings, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments.  Mr. Shettle holds a B.S. from the University of Connecticut and a M.B.A. from Rensselaer Polytechnic Institute.  He is also a Chartered Financial Analyst.  Mr. Shettle also presently serves as President of Barings Participation Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM.  Mr. Shettle has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Barings' investment professional (together with the Portfolio Manager, the "Portfolio Team").

Sean Feeley is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio.  Mr. Feeley has been a Vice President of the Registrant since 2011.  Mr. Feeley is a Managing Director of Barings and head of the High Yield Research Team with over 24 years of industry experience in high yield bonds and loans in various investment strategies.  Prior to joining Barings in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance.  Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.  Mr. Feeley also serves as Vice President of Barings Participation Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM.  The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE[1,2]	ADVISORY FEE	FEE ACCOUNTS[1,2]

Eric	Registered	4	$1,129.65	0	$0
Lloyd [3]	Investment
	Companies

	Other Pooled	4	$1,318.04	0	$0
	Investment
	Vehicles

	Other	0	$0	0	$0
	Accounts

Robert M.	Registered	1	$157.03	0	$0
Shettle	Investment
	Companies

	Other Pooled	9	$436.66	0	$0
	Investment
	Vehicles

	Other	0	$0	0	$0
	Accounts[4]

Sean	Registered	5	$1,425.72	0	$0
Feeley	Investment
	Companies

	Other Pooled	9	$2,101.91	0	$0
	Investment
	Vehicles

	Other	22	$2,287.01	0	$0
	Accounts[5]

[1]	Account assets have been calculated as of December 31, 2018.

[2]	Account size in millions.

[3]
Mr. Lloyd, as head of Barings' Global Private Finance Group, has overall responsibility for all middle market senior and mezzanine securities managed by Barings.  Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of other accounts managed by Barings' Global Private Finance Group.

[4]
Mr. Shettle manages the middle market senior and mezzanine securities of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

[5]
Mr. Feeley managed the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST.  The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts.  Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates:  From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients.  Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients.  Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction.  To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings' fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades:  Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client.  Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee.  As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee.  To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Barings' fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements.  Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions:  While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication.  Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate.  In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees.  As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients' best interests.  To address the conflict of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings' fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients:  Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates.  Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer.  Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer.  Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds.  Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds.  Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings' fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment:  Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds.  If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund.  To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account.  Any investment by a Barings employee in one of its private funds is also governed by Barings' Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings' Global Code of Ethics Policy.

Management of Multiple Accounts:  As noted above, Barings' portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates.  The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts.  These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation:  Such potential conflicts include those relating to allocation of investment opportunities.  For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully.  Similarly, there can be limited opportunity to sell an investment held by multiple accounts.  A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account.  As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual.  These affiliate accounts sometimes co-invest jointly and concurrently with Barings' other advisory clients and therefore share in the allocation of such investment opportunities.  To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Global Investment Allocation Policy.  In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts.  Any investment by a Barings employee in one of its private funds is also governed by Barings' Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings' Global Code of Ethics Policy.

Personal Securities Transactions; Short Sales:  Potential material conflicts of interest also arise related to the knowledge and timing of an account's trades, investment opportunities and broker or dealer selection.  Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage.  It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage.  For example, a portfolio manager could cause a favored account to "front run" an account's trade or sell short a security for an account immediately prior to another account's sale of that security.  To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings' fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy.

Trade Errors:  Potential material conflicts of interest also arise if a trade error occurs in a client account.  A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account.  When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades.  In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings' interest.

Best Execution; Directed or Restricted Brokerage:  With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction.  Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client's transactions through a particular counterparty.  In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts.  Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved.  Barings has adopted a Global Best Execution Policy and a Directed or Restricted Brokerage Policy which are summarized below under Item 12 –Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.  Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm.  Portfolio managers' compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award.  As part of the firm's continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings' compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus.  Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Barings, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson's overall earnings, revenue and assets under management.  A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BENEFICIAL OWNERSHIP: As of December 31, 2018, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Eric Lloyd	$0
Robert M. Shettle	$100,001-$500,000
Sean Feeley	$0

*  Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.  (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings' non-qualified deferred compensation plan for certain officers of Barings (the "Plan").  The Plan has an investment option that derives its value from the market value of the Registrant's shares.  However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)

ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)

ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	March 8, 2019

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 8, 2019